2017 Equity Investor Presentation Third Quarter

FARMER MAC Forward-Looking Statements In addition to historical information, this presentation includes forward- looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 9, 2017, Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 10, 2017, Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the SEC on August 9, 2017, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the SEC on November 9, 2017, which are also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward- looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of September 30, 2017, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise mandated by the SEC. The information contained in this presentation is not necessarily indicative of future results. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2017 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. EQUITY INVESTOR PRESENTATION 02

FARMER MAC Use of Non-GAAP Financial Measures This presentation is for general informational purposes only, is current only as of September 30, 2017, and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2017. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. These non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non- GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the amortization of premiums and discounts on assets consolidated at fair value that are amortized as adjustments to yield in interest income over the contractual or estimated remaining lives of the underlying assets; and (2) interest income and interest expense related to consolidated trusts with beneficial interests owned by third parties, which are presented on Farmer Mac's consolidated balance sheets as "Loans held for investment in consolidated trusts, at amortized cost." EQUITY INVESTOR PRESENTATION 03

FARMER MAC Table of Contents 05 Executive Summary 13 Farmer Mac Overview 26 Farmer Mac Financial Performance 33 Appendix – Farmer Mac 44 Appendix – Agricultural Industry EQUITY INVESTOR PRESENTATION 04

Executive Summary

FARMER MAC Farmer Mac Overview Farmer Mac was created in response to the agricultural credit crisis of the 1980s • Increase access to and reduce the cost of capital for the benefit of American agricultural and rural communities • Provide financial solutions to a broad spectrum of the agricultural community Lines of Business • Farm & Ranch • USDA Guarantees • Rural Utilities • Institutional Credit Diverse Product Suite • Loan purchases • Wholesale financing • Credit protection EXECUTIVE SUMMARY 06 1987 1996 1998 1999 2008 Farmer Mac initially chartered by Congress as an instrumentality of the United States First major charter revision and expansion of authority (direct loan purchases) Outstanding business volume reaches $1 billion First listed on NYSE (AGM & AGM.A) Second major charter revision and expansion of authority (Rural Utilities) Outstanding business volume reaches $10 billion Outstanding business volume reaches $15 billion 2015

FARMER MAC
Financing Rural America®

Agricultural Real Estate Mortgage Market Structure[1]

AS OF DECEMBER 31, 2016


FARM CREDIT SYSTEM (GSE)[2][3]
NON-FCS AG LENDERS[2]
Cooperative
FCS FUNDING CORPORATION
COBANK Nationwide $19B
FCB OF TX Southwest $8B
AGRIBANK Midwest $34B
AGFIRST Southeast $8B
73 RETAIL ACAs
$69 Billion
Secondary Market
FARMER MAC
$12.9 Billion
(9.0% Eligible Market Share)[4]
WHOLESALE FINANCING
LOAN SALES
CREDIT PROTECTION
CREDIT PROTECTION
Mortgage Financing
Addressable Agriculture Mortgage Market[1]
$146 Billion[4]
(Farmers & Ranchers)
Mortgage Financing
$77 Billion
INSURANCE COMPANIES $8B
AG BANKS $57B
NON-BANK LENDERS $11B
FINANCIAL INVESTORS (Developing Market) | various institutional investors investing in agricultural assets (and seeking leverage)

[1] Eligible ag real estate mortgage market structure shown here includes the forecast for outstanding unpaid principal balance of first lien ag mortgage assets as of December 31, 2016 reduced by forty percent to estimate loans that would not qualify for Farmer Mac's Farm & Ranch line of business.
[2] Source: FDIC Call Reports (ag banks), Federal Reserve Board of Governors (insurance companies and Farm Service Agency portion of non-bank lenders), and USDA, Economic Research Service forecast for remaining non-bank lenders adjusted for estimates of Farmer Mac eligibility; nominal dollars forecast for year-end 2016 on a prorated basis (August 2017).
[3] Source: Farm Credit Administration, Call Report data as of December 2016 adjusted for estimates of Farmer Mac eligibility.
[4] Sum of FCS, non-FCS, and Farmer Mac first lien ag real estate mortgage assets does not add up to the total due to the nature of Farmer Mac's secondary market business model.

EXECUTIVE SUMMARY
07

FARMER MAC

Financing Rural America®

Rural Utilities (RU) Cooperative Mortgage Market[1]


FARM CREDIT SYSTEM (GSE)[2]
NON-GSE RU LENDERS[3]
Secondary Market
FARMER MAC
$4.5 Billion
(12.5% Market Share)[4]
WHOLESALE FINANCING
LOAN SALES
CREDIT PROTECTION
COBANK
$13 Billion
Mortgage Financing
Rural Utilities Cooperative Mortgage Market[1]
$36 Billion[4]
(900+ Cooperatives in Utilities Distribution, Generation and Transmission)[5]
Mortgage Financing
$23 Billion
NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC")

Market Opportunity

Industry dynamics may lead to Farmer Mac growth opportunities

- Push toward higher Tier 1 capital and more duration-matched funding
- Opportunities to help CFC refinance debt away from other sources of rural utilities credit
- Needs for longer term capital expenditures in response to regulatory policies

[1] RU cooperative mortgage market structure includes only the outstanding unpaid principal balance of first lien RU cooperative real estate mortgage assets.
[2] Source: CoBank 2016Q4 Financial Information, Electric Distribution and Generation & Transmission nominal dollars as of December 31, 2016.
[3] Source: CFC 10-Q, nominal dollars as of November 30, 2016, Long-term Loans Table 6.
[4] Nominal dollars for 2016; Sum of FCS, non-GSE and Farmer Mac first lien RU cooperative real estate mortgage assets does not add up to the total due to the nature of Farmer Mac's secondary market business model.
[5] Source: National Rural Electric Cooperative Association

EXECUTIVE SUMMARY

08

FARMER MAC Farmer Mac Business Volume $ IN BILLIONS Year 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 3Q17 Agricultural Outstanding Business Volume $3.1 $4.2 $5.5 $5.8 $5.5 $5.3 $7.2 $8.5 $9.0 $8.6 $9.6 $9.6 $10.7 $11.4 $11.9 $12.0 $12.9 $13.9 Total Outstanding Volume $3.1 $4.2 $5.5 $5.8 $5.5 $5.3 $7.2 $8.5 $10.1 $10.7 $12.2 $11.9 $13.0 $14.0 $14.6 $15.9 $17.4 $18.6 Ag Real Estate Mortgage Market and Farmer Mac $59 $61 $71 $70 $75 $78 $81 $93 $105 $104 $104 $111 $112 $119 $128 $135 $146 5.3% 6.8% 7.8% 8.2% 7.3% 6.8% 8.8% 9.2% 8.6% 8.3% 9.3% 8.6% 9.6% 9.5% 9.3% 8.9% 8.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ I N B IL L IO N S Agricultural Real Estate Mortgage Market Eligible Ag Real Estate Mortgage Market AGM – Ag Real Estate Mortgage Market Share (1) Source: Farmer Mac calculations using USDA, Economic Research Service, Federal Reserve Board of Governors, FDIC Call Report and FCS Call Report data; nominal dollars forecast for year-end 2016 on a prorated basis (August 2017). (2) Includes total outstanding balance of loan purchases, guarantees, and Long-Term Standby Purchase Commitments (LTSPCs) in the Farm & Ranch line of business, USDA Guarantees, and AgVantage securities secured by collateral eligible for the Farm & Ranch line of business; excludes all loan purchases, guarantees, and LTSPCs in the Rural Utilities line of business and AgVantage securities secured by collateral eligible for the Rural Utilities line of business. (1) (2) EXECUTIVE SUMMARY 09 (2)

FARMER MAC $2,730 $2,950 $3,020 $3,010 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 2016 $ P E R A C R E Land Value (2)(4) Agricultural Industry Dashboard $124 $93 $81 $62 $0 $20 $40 $60 $80 $100 $120 $140 2013 2014 2015 2016 $ I N B IL L IO N S Farm Income (1) 297 201 182 170 195 240 219 179 0 100 200 300 400 2013 2014 2015 2016 IN D E X Commodity Index Feed Grains Prices Received Index Livestock Prices Received Index (2)(3) 1.23% 0.90% 0.80% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2013 2014 2015 2016 90-Day Delinquencies (5) (1) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (2) Source: USDA, National Agricultural Statistics Service, nominal dollars (as of March 2017). (3) Commodity prices indexed according to 1999 base year as 100. (4) Land values per acre include all farm and pasture land, irrigated and non-irrigated. (5) Source: Kansas City Federal Reserve, Ag Finance Databook & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial and Farm Credit System banks (as of May 2017). EXECUTIVE SUMMARY 10 10-year Average $84 billion 10-year Average 1.35% 10-year Average $2,495

FARMER MAC Farmer Mac Dashboard $53.0 $47.0 $53.8 $48.6 $0 $10 $20 $30 $40 $50 $60 2014 2015 2016 3Q17 YTD $ I N M IL L IO N S Core Earnings EXECUTIVE SUMMARY 11 91 87 86 92 82 84 86 88 90 92 94 2014 2015 2016 3Q17 YTD B A S IS P O IN T S Net Effective Spread $14.6 $15.9 $17.4 $18.6 $0 $5 $10 $15 $20 FY14 FY15 FY16 3Q17 $ I N B IL L IO N S Outstanding Business Volume 35 56 34 101 0 20 40 60 80 100 120 FY14 FY15 FY16 3Q17 B A S IS P O IN T S 90-Day Delinquencies (Farm & Ranch Line of Business Only) (1) Core earnings and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 36 and 39 of the “Appendix – Farmer Mac.” (2) Delinquencies include loans held and loans underlying off-balance sheet Farm & Ranch Guaranteed Securities and LTSPCs that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan. (2) (1) (1)

FARMER MAC

Financing Rural America®

Farmer Mac's Investment Highlights

Quality Assets	•Rigorous underwriting standards •Low delinquencies •Low cumulative historical credit losses
Funding Advantage	•Finance assets through issuance of low-cost public debt •Issue at narrow, GSE spreads to U.S. Treasuries
Growth Prospects	•Robust worldwide demand for agricultural products •Increase market share through business development efforts •Significant wholesale financing opportunities
Operational Efficiency	•Overhead / outstanding business volume ~ 25 bps •Outstanding business volume ~$200 million per employee (81 employees)
Consistent Returns	•Core earnings growth •Annual core earnings return on equity ~ 15% •Dividend policy targeted at growing payouts of core earnings to ~ 30% by 2018

EXECUTIVE SUMMARY

12

Farmer Mac Overview

FARMER MAC World population is expected to grow to 9.8 billion by 2050, while arable land per person is expected to decline over 40% in the same time period USDA projects a 75% increase in total production and consumption of major field crops between 2005 and 2050 • 43% increase in world population • Higher protein diets as incomes in developing countries increase Productivity would need to nearly double by 2050 to feed the world • Thus, extremely high capacity utilization • Creating significant “demand pull” over time Global Outlook – “Demand Pull” 3.0 9.8 0.43 0.18 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0.50 0.0 2.0 4.0 6.0 8.0 10.0 12.0 1960 1970 1980 1990 2000 2010 2020 2030 2040 2050 A R A B L E L A N D P E R C A P IT A (h e c ta re in u s e p e r p e rs o n ) W O R L D P OPU L A T IO N (in b ill io n s ) Population Arable Land per capita FARMER MAC OVERVIEW 14 (1) (2) (1) Source: USDA, Economic Research Service Global Drivers of Agricultural Demand and Supply, September 2014 (2) Source: Food and Agriculture Organization of the United Nations, “World Agriculture Towards 2030/2050,” June 2012

FARMER MAC Farmer Mac’s Unique Market Position Farmer Mac enjoys a unique position, sharing in upside opportunity in strong markets and benefiting from downside protection and increased relative demand in weak markets Strong Market – Farmer Mac can participate in the upside • Situation: Credit is healthy, transaction volumes are high, and capital is plentiful • Impacts on Farmer Mac: – Farmer Mac can benefit from higher industry volumes and healthy credit – However, when farm income is high and capital is plentiful, the relative value of access to GSE capital may be marginally lower – Earnings can benefit from lower credit costs, but spreads may be tighter Weak Market – Farmer Mac can benefit from loss protection and increased demand due to tighter credit conditions • Situation: Declining farm income, land values, and credit quality; less access to capital • Impacts on Farmer Mac: – Farmer Mac can benefit from loss protection given its unique diversified geographic/commodity portfolio and its conservative underwriting standards – Farmer Mac can also benefit from the greater relative value of GSE capital in tighter credit market conditions – However, in bear markets, no entity will be immune to declining credit quality, although spreads may be more favorable FARMER MAC OVERVIEW 15

FARMER MAC Farmer Mac’s Downside Protection Conservative underwriting with significant focus on repayment strength and low LTVs • Total Debt Coverage (TDC) ratio of at least 1.25x • Generally maximum LTVs of 60% to 70%, but in practice average 40% to 45% on mortgages purchased • Require minimum borrower net equity of 50% across all agricultural assets • Significant scrutiny given to property access and access to water, among other items Farmer Mac credits less likely to default as compared to the broader industry • Farmer Mac is generally recognized as having the tightest credit requirements for ag mortgage loans • Primary focus on repayment capacity through stressed input assumptions during underwriting process • Farmer Mac is not a “lender of last resort” • Farm Credit Administration is a strong safety and soundness regulator Farmer Mac credits less likely to incur losses even when a default occurs • Given Farmer Mac’s portfolio average LTV of 44% as of September 30, 2017, average farm asset value losses would need to be in excess of 56% to begin to generate the first dollar of loss to Farmer Mac – “Expected losses” of farm asset values range from 0% to 30% for various commodity types in Farmer Mac’s base case scenario – Farmer Mac’s “stress scenario losses” of farm asset values range from 17% to 50% for various commodity types – The 1980s agricultural credit crisis saw farm asset values decline approximately 23% from peak to trough FARMER MAC OVERVIEW 16 (1) Source: USDA, National Agricultural Statistics Service (as of August 2015). (1)

FARMER MAC Agricultural Risk Management Tools Farmers today use a broad array of risk management tools, many of which were not available or not accepted during the ag credit crisis of the 1980s • Many now view costs of hedging simply as a cost of doing business • Have learned from their parents’ experiences in the 1980s • Risk management includes revenue and cost protection and more sophisticated asset liability management Revenue Hedging • Crop insurance – approximately 92% of planted acres to principal crops carry some form of crop insurance • Crop insurance premiums still federally subsidized and losses shared by the federal government • Futures/forward sales – many producers use hedging instruments to sell grain crops forward at planting stage Cost Hedging • Feed costs hedged with futures/forwards • Fertilizer and fuel costs can be similarly hedged • Water availability can be provided via “water banks” and secondary sources of water, e.g. wells • Water costs can also be hedged with forward purchase agreements Debt service is better managed with low absolute leverage levels and better rate options FARMER MAC OVERVIEW 17 (1) Source: USDA, Risk Management Agency 2016 Summary of Business, Net Acres Insured and USDA NASS 2016 Acreage Report. (1)

FARMER MAC Lines of Business and Products Product Type Customers Lines of Business $ IN BILLIONS AND PERCENTAGE OF TOTAL VOLUME LOAN PURCHASES • Ag Banks • FCS Institutions • Insurance Companies • Rural Utilities Cooperatives F & R USDA RU IC Total $4.1 22% $2.3 12% $1.1 6% -- $7.4 40% WHOLESALE FINANCING • AgVantage • Farm Equity AgVantage • Ag Banks • Ag Investment Funds • Insurance Companies • Production and Agribusiness Companies • Rural Utilities Cooperatives -- -- -- $7.9 43% $7.9 43% CREDIT PROTECTION • Long-term Standby Purchase Commitments (LTSPCs)/ AMBS Guarantees • FCS Institutions • Ag Banks • Insurance Companies • Ag Investment Funds • Rural Utilities Cooperatives $2.5 13% -- $0.8 4% -- $3.3 18% Total $6.6 $2.3 $1.9 $7.9 $18.6 = Allowances and provisions recorded on these assets FARMER MAC OVERVIEW 18 AS OF SEPTEMBER 30, 2017 Note: Table may not sum to total due to rounding

FARMER MAC

Financing Rural America®

Business Development

Product Type	Marketing Channel	Target Customers
AG LOAN PURCHASES AND CREDIT PROTECTION	• Marketing department with 5 relationship managers • Geographically dispersed nationwide • Cover ag banks and non-bank originators • Seek to add new ag lenders as eligible loan sellers for Farmer Mac • Seek to add customers utilizing LTSPCs	• Over 3,200 commercial banks with agricultural loans on-balance sheet (approximately 600 are currently sellers)[1] • Special focus on large-cap ag banks • Farm Credit System (FCS) • Insurance company ag lenders
WHOLESALE FINANCING FOR RURAL LENDERS	• Director of Institutional Business Development • C-suite outreach to target firms • Attend industry conferences	• Insurance company ag lenders • Larger banks with ag mortgage portfolios • Rural utilities cooperative lenders
WHOLESALE FINANCING FOR INVESTORS IN AG ASSETS	• Same as "Wholesale Financing for Rural Lenders" above • Leverage capital markets relationships to identify ag funds and ag companies seeking low-cost wholesale financing	• Public or private ag investment funds (all structures) • Agricultural companies – production ag and agribusiness (for profit and cooperative)
RURAL UTILITIES LOAN PURCHASES AND CREDIT PROTECTION	• C-suite relationships • Credit department contacts • Capital markets relationship contacts	• National Rural Utilities Cooperative Finance Corporation (non-GSE) • CoBank (FCS GSE)

[1] Source: FDIC Statistics on Depository Institutions datasets (https://www2.fdic.gov/sdi/index.asp).

FARMER MAC OVERVIEW

19

FARMER MAC Northwest 11% Southwest 29% Mid-North 34% Mid-South 14% Northeast 4% Southeast 8% By Geographic Region Crops 55% Permanent Plantings 18% Livestock 20% Part-time Farm 6% Ag. Storage and Processing 1% By Commodity Type Farm & Ranch Loan Portfolio Diversification FARMER MAC OVERVIEW 20 (1) Farm & Ranch portfolio includes on-balance sheet loans and loans underlying LTSPCs. AS OF SEPTEMBER 30, 2017 (1)

FARMER MAC Core earnings are primarily a direct function of three key factors: Core Earnings Drivers FARMER MAC OVERVIEW 21 Things to Consider BUSINESS VOLUME •Macro supply/demand for ag credit •Farmer Mac business development success • Impact of potential credit quality shocks • Impact of potential rate shocks NET EFFECTIVE SPREAD •Macro supply/demand for ag credit •Absolute level of interest rates •Business mix •Delinquencies CREDIT QUALITY • Idiosyncratic borrower impacts: death in family, divorce, & disease •Commodity price volatility •Acts of nature: droughts, disease, etc. (1) (1) Core earnings and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 35-39 of the “Appendix – Farmer Mac.” (1)

FARMER MAC Farmer Mac Outstanding Business Volume $18.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 3Q17 $ I N B IL L IO N S FARMER MAC OVERVIEW 22 12.4% CAGR (1999 to 2016)

FARMER MAC Farmer Mac Net Effective Spread FARMER MAC OVERVIEW 23 69 78 106 97 106 106 104 96 91 87 86 92 0.9% 1.2% 3.0% 2.8% 1.6% 1.6% 1.7% 1.3% 1.1% 1.4% 1.4% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 3Q17 YTD M OO D Y ’S C OR P OR A TE S P R E A D IN D E X N E T E FF E C T IV E S P R E A D B A S IS P O IN T S Farmer Mac Net Effective Spread US Treasury Department 10-Year High Quality Market Corporate Bond Spread(2) (1) Net effective spread is a non-GAAP measure. For a reconciliation of net effective spread to GAAP net interest income, please refer to page 39 of the “Appendix – Farmer Mac.” (2) Beginning Jan. 1, 2015, Farmer Mac classified all of the income from Farmer Mac Guaranteed Securities that it holds in its portfolio as interest income. Periods prior to 2011 have not been restated. (3) Source: St. Louis Fed, Economic Database: Average 10-Year High Quality Market (HQM) Corporate Bond Par Yield – Average 10-Year Treasury CMT. (3) (1)

FARMER MAC (1) Source: Kansas City Federal Reserve, Ag Finance Databook & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial banks and Farm Credit System institutions; Farm Credit System Data as of 2016Q4; Kansas City Fed data as of 2016Q3. (2) Delinquencies include loans held and loans underlying off-balance sheet Farm & Ranch Guaranteed Securities and LTSPCs that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan. Farmer Mac Credit vs. Industry 1.25% 1.16% 1.14% 0.75% 0.60% 0.52% 0.55% 0.95% 2.00% 2.37% 2.09% 1.63% 1.23% 0.90% 0.80% 1.08% 1.59% 1.21% 0.60% 0.55% 0.58% 0.41% 0.21% 1.35% 1.13% 1.63% 0.93% 0.70% 0.55% 0.35% 0.56% 0.34% 1.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 3Q17 90-Day Delinquencies Industry 90-Day Delinquencies Farmer Mac 90-Day Delinquencies (Farm & Ranch Portfolio Only) (1) FARMER MAC OVERVIEW 24 (2) Farmer Mac Historical Average 1.00%

FARMER MAC Farmer Mac – Historical Credit Losses Farm & Ranch line of business has historical cumulative losses of 0.15%, or less than 1bp per year • Cumulative losses of $34 million on $23 billion of cumulative historical business volume Farmer Mac’s Rural Utilities, USDA Guarantees, and Institutional Credit lines of business have not had any credit losses to date FARMER MAC OVERVIEW 25 -$2 $0 $2 $4 $6 $8 $10 $12 1995 & Prior 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 N E T L OS S / ( GA IN ) $ I N M IL L IO N S BY YEAR OF ORIGINATION Ag Storage & Processing Crops Permanent Plantings Livestock Part-Time Farm / Rural Housing

Farmer Mac Financial Performance

FARMER MAC $11.0 $9.1 $12.4 $15.6 $23.2 $11.6 $13.0 $16.0 $9.3 $13.2 $14.4 $17.0 $9.5 $13.1 $13.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2014 2015 2016 2017 $ I N M IL L IO N S 1Q 2Q 3Q 4Q $53.0 $47.0 Core Earnings (Non-GAAP Measure) FARMER MAC FINANCIAL PERFORMANCE 27 (1) Core earnings is a non-GAAP measure. For a reconciliation of core earnings to GAAP net income attributable to common stockholders, please refer to pages 36-37 of the “Appendix – Farmer Mac.” (2) Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in second quarter 2014, and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farmer Mac II Preferred Stock and related Farm Asset-Linked Capital Securities (FALConS). Each of these initiatives have been described in Farmer Mac’s prior SEC filings, including its Annual Reports on Form 10-K for the years ended December 31, 2014 and December 31, 2015, filed with the SEC on March 16, 2015 and March 10, 2016, respectively. (2) (1) $53.8 $48.6

FARMER MAC Business Volume FARMER MAC FINANCIAL PERFORMANCE 28 $5.4 $5.8 $6.1 $6.0 $6.6 $6.4 $6.7 $7.3 $7.4 $7.9 $1.8 $1.9 $2.1 $2.0 $2.3 $1.0 $1.5 $1.9 $1.8 $1.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2014 2015 2016 3Q16 3Q17 $ I N B IL L IO N S Farm & Ranch Institutional Credit USDA Guarantees Rural Utilities $15.9 AS OF YEAR-END AS OF QUARTER-END (1) Includes on- and off-balance sheet outstanding business volume. $14.6 $17.2 $18.6 (1) $17.4

FARMER MAC Net Effective Spread (Non-GAAP Measure) $113.7 $119.4 $125.1 $93.2 $104.7 0.91% 0.87% 0.86% 0.84% 0.92% 0.60% 0.65% 0.70% 0.75% 0.80% 0.85% 0.90% 0.95% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2014 2015 2016 3Q16 YTD 3Q17 YTD $ I N M IL L IO N S Net Effective Spread (dollars) Net Effective Spread (percent) FARMER MAC FINANCIAL PERFORMANCE 29 (1) For a reconciliation of net effective spread to GAAP net interest income, a non-GAAP financial measure, please refer to page 39 of the “Appendix – Farmer Mac.” (1) AS OF YEAR-END

FARMER MAC $24.7 $36.7 $18.4 $66.4 0.46% 0.67% 0.31% 1.01% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0.0 $20.0 $40.0 $60.0 $80.0 3Q14 3Q15 3Q16 3Q17% $ I N M IL L IO N S 90-Day Delinquencies 90-Day Delinquencies % of Farm & Ranch Portfolio Average Historical Average ~1.0% $130.2 $122.1 $133.4 $219.6 2.4% 2.2% 2.2% 3.3% -0.5% 1.5% 3.5% 5.5% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 3Q14 3Q15 3Q16 3Q17% $ I N M IL L IO N S Substandard Assets Substandard Assets % of Farm & Ranch Portfolio Average Credit Metrics $10.6 $10.3 $6.9 $8.5 0.20% 0.19% 0.12% 0.13% 0.0% 0.1% 0.2% 0.3% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 3Q14 3Q15 3Q16 3Q17% $ I N M IL L IO N S Total Allowance for Losses Total Allowance for Losses % of Farm & Ranch Portfolio FARMER MAC FINANCIAL PERFORMANCE 30 Historical Average ~4.0% (1) (1) Farmer Mac’s historical averages are based on approximately 15 years of historical data for the Farm & Ranch line of business. (1)

FARMER MAC $766 $564 $610 $587 $653 $345 $102 $143 $112 $138 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $200 $400 $600 $800 2014 2015 2016 3Q16 3Q17 C O R E C A P IT A L A M O U N T A B OV E S T A T U TO R Y M IN IM U M C A P IT A L $ IN M IL L IO N S C O R E C A P IT A L $ I N M IL L IO N S Core Capital Core Capital Amount Above Statutory Minimum Capital AS OF YEAR-END AS OF QUARTER-END Capital FARMER MAC FINANCIAL PERFORMANCE 31 (1) Core capital defined as total stockholders’ equity less accumulated other comprehensive income. (1) $250m Redemption of Farmer Mac II Preferred Stock and related FALConS

FARMER MAC Historical Dividend Growth $0.05 $0.10 $0.12 $0.14 $0.16 $0.26 $0.36 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 2011 2012 2013 2014 2015 2016 YTD 2017 $ P E R S H A R E Quarterly Dividend per Share per Year FARMER MAC FINANCIAL PERFORMANCE 32 Initiated New Dividend Policy: Target ~30% Payout Ratio of Core Earnings Over Time

Appendix – Farmer Mac

FARMER MAC

Financing Rural America®

Key Company Metrics

($ in thousands, except per share amounts)	3Q17 YTD	2016	2015	2014
Core Earnings[1] [2]	$48,591	$53,791	$46,975	$53,047
Core Earnings per Diluted Share[2]	$4.50	$5.01	$4.15	$4.67
Net Effective Spread ($)[2]	$104,703	$125,102	$119,380	$113,693
Net Effective Spread (%)[2]	0.92%	0.86%	0.87%	0.91%
Guarantee & Commitment Fees	$15,194	$19,170	$17,155	$16,780
Core Capital Above Statutory Minimum	$137,600	$143,200	$102,400	$345,000
Common Stock Dividends per Share	$1.08	$1.04	$0.64	$0.56
Outstanding Business Volume	$18,644,273	$17,399,475	$15,898,820	$14,597,758
90-Day Delinquencies – Farm & Ranch	1.01%	0.34%	0.56%	0.35%
Charge-Offs	$241	$130	$3,772	$86
Book Value per Share[3]	$42.27	$38.42	$33.66	$29.76
Core Earnings Return on Equity	15%	14%	14%	17%

[1] Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in second quarter 2014 and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farmer Mac II Preferred Stock and related FALConS. Each of these initiatives have been described in Farmer Mac's prior SEC filings, including its Annual Reports on Form 10-K for the years ended December 31, 2014 and December 31, 2015, filed with the SEC on March 16, 2015 and March 10, 2016, respectively.

[2] Core earnings, core earnings per share, and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and core earnings per share to earnings per common share, and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 36-39 of the "Appendix – Farmer Mac."

[3] Book Value per Share excludes accumulated other comprehensive income.

APPENDIX – FARMER MAC

34

FARMER MAC

Financing Rural America

Farmer Mac's Net Effective Spread History[1]

($ in thousands)	Net Effective Spread by Business Segment								Corporate		Net Effective Spread [1]	
	Farm & Ranch		USDA Guarantees		Rural Utilities		Institutional Credit					
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
For the quarter ended:												
September 30, 2017	**$ 11,478**	**1.75%**	**$ 4,855**	**0.92%**	**$ 2,832**	**1.09%**	**$ 14,363**	**0.78%**	**$ 2,699**	**0.41%**	**$ 36,227**	**0.92%**
June 30, 2017	11,331	1.80%	4,681	0.90%	2,736	1.09%	14,395	0.81%	2,467	0.35%	35,610	0.92%
March 31, 2017	10,684	1.80%	4,703	0.91%	2,639	1.06%	12,581	0.82%	2,259	0.32%	32,866	0.91%
December 31, 2016	10,349	1.78%	5,334	1.08%	2,623	1.05%	11,627	0.78%	1,995	0.26%	31,928	0.89%
September 30, 2016	10,703	1.90%	5,189	1.07%	2,643	1.05%	11,427	0.75%	2,237	0.24%	32,199	0.86%
June 30, 2016	9,875	1.78%	4,588	0.96%	2,562	1.03%	11,407	0.77%	2,594	0.29%	31,026	0.84%
March 31, 2016	9,461	1.71%	4,308	0.91%	2,538	1.02%	11,090	0.80%	2,552	0.26%	29,949	0.82%
December 31, 2015	9,381	1.72%	4,518	0.96%	2,845	1.14%	10,899	0.80%	2,306	0.26%	29,949	0.85%
September 30, 2015	9,628	1.80%	4,630	0.99%	2,907	1.18%	11,271	0.81%	1,951	0.25%	30,387	0.88%

[1] Net effective spread is a non-GAAP measure. For a reconciliation of GAAP net interest income to net effective spread, please refer to page 39 of the "Appendix – Farmer Mac."

APPENDIX – FARMER MAC
35

FARMER MAC Reconciliation of Core Earnings to Net Income APPENDIX – FARMER MAC 36 ($ in thousands) Sep-17 Jun-17 Mar-17 Dec-16 Sep-16 Jun-16 Mar-16 Dec-15 Sep-15 Net income attributable to common stockholders 18,487$ 17,488$ 18,615$ 25,465$ 16,364$ 12,006$ 10,317$ 15,032$ 8,359$ Reconciling items: Gains/(losses) on f inancial derivatives and hedging activities due to fair value changes 2,737 2,221 4,805 17,233 1,460 (2,076) (2,989) 2,743 (6,906) Unrealized (losses)/gains on trading assets - (2) (82) (474) 1,182 394 358 696 (8) Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (954) (117) (127) (40) (157) (371) (281) (263) (117) Net effects of settlements on agency forw ard contracts 456 261 32 1,024 464 466 (255) (162) (390) Income tax effect related to reconciling items (784) (827) (1,620) (6,210) (1,032) 556 1,109 (1,055) 2,598 Core earnings 17,032$ 15,952$ 15,607$ 13,932$ 14,447$ 13,037$ 12,375$ 13,073$ 13,182$ Core Earnings by Quarter Ended

FARMER MAC Reconciliation of Core Earnings to Net Income APPENDIX – FARMER MAC 37 (in thousands) 3Q17 YTD 2016 2015 2014 Net income attributable to common stockholders 54,590$ 64,152$ 47,371$ 38,251$ Less reconciling items: Gains/(losses) on financial derivatives and hedging activities due to fair value changes 9,763 13,628 10,924 (9,968) Unrealized (losses)/gains on trading assets (84) 1,460 1,220 1,596 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (1,198) (849) (1,319) (14,549) Net effects of settlements on agency forward contracts 749 1,699 (607) 159 Loss on retirement of Farmer Mac II LLC Preferred Stock - - (8,147) - Income tax effect related to reconciling items (3,231) (5,577) (1,675) 7,966 Core earnings 48,591$ 53,791$ 46,975$ 53,047$ Core Earnings by Period Ended (1) (1) The loss from retirement of the Farmer Mac II LLC Preferred Stock in first quarter 2015 has been excluded from core earnings because it is not a frequently occurring transaction and not indicative of future operating results. This is also consistent with Farmer Mac’s previous treatment of these types of origination costs associated with securities underwriting that are capitalized and deferred during the life of the security.

FARMER MAC

Financing Rural America®

Reconciliation of Core Earnings per Share to Earnings per Common Share

	For the Three Months Ended		For the Year Ended		
	Sep-17	Sep-16	Dec-16	Dec-15	Dec-14
GAAP - Diluted EPS	**$ 1.71**	$ 1.54	$ 5.97	$ 4.19	$ 3.37
Less reconciling items:					
Gains/(losses) on financial derivatives and hedging activities due to fair value changes	**0.26**	0.14	1.26	0.97	(0.87)
Unrealized gains on trading assets	**-**	0.11	0.14	0.11	0.14
Amortization of premiums/discounts and deferred gains on assets consolidated at fair value	**(0.09)**	(0.01)	(0.08)	(0.12)	(1.28)
Net effects of settlements on agency forward contracts	**0.04**	0.04	0.16	(0.05)	0.01
Loss on retirement of Farmer Mac II LLC Preferred Stock [(1)]	**-**	-	-	(0.72)	-
Income tax effect related to reconciling items	**(0.07)**	(0.10)	(0.52)	(0.15)	0.70
Sub-total	**0.14**	0.18	0.96	0.04	(1.30)
Core Earnings - Diluted EPS	**$ 1.57**	$ 1.36	$ 5.01	$ 4.15	$ 4.67

[(1)] The loss from retirement of the Farmer Mac II LLC Preferred Stock in first quarter 2015 has been excluded from core earnings because it is not a frequently occurring transaction and not indicative of future operating results. This is also consistent with Farmer Mac's previous treatment of these types of origination costs associated with securities underwriting that are capitalized and deferred during the life of the security.

APPENDIX – FARMER MAC

38

FARMER MAC Reconciliation of Net Effective Spread to Net Interest Income APPENDIX – FARMER MAC 39 (in thousands) 3Q17 YTD 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 Net interest yield 0.94% 0.90% 0.88% 0.51% 0.89% 1.14% 1.30% 1.30% 1.68% 1.62% 0.85% 0.85% Net effect of consolidated trusts 0.04% 0.03% 0.01% 0.00% 0.00% 0.02% 0.06% 0.15% 0.00% 0.00% 0.00% 0.00% Net effect of securities purchased under agreement to resell and securities sold, not yet purchased 0.00% 0.00% 0.00% 0.35% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Expense related to undesignated financial derivatives -0.07% -0.08% -0.04% -0.07% -0.10% -0.23% -0.41% -0.54% -0.70% -0.49% 0.00% -0.07% Amortization of premiums/discounts on assets consolidated at fair value 0.01% 0.01% 0.02% 0.12% 0.17% 0.12% 0.12% 0.19% 0.00% 0.00% 0.00% 0.00% Yield maintenance payments (1) 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% -0.04% -0.01% -0.07% -0.07% -0.09% Net Effective Spread 0.92% 0.86% 0.87% 0.91% 0.96% 1.04% 1.06% 1.06% 0.97% 1.06% 0.78% 0.69% (1) Beginning in 2013, Farmer Mac no longer excluded yield maintenance payments. Net Effective Spread by Period Ended

FARMER MAC Liquidity – Investment Portfolio Farmer Mac maintains an investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • Minimum of 90 days of liquidity required by regulation $2.6 billion investment portfolio at September 30 • Cash and highly-rated investment securities • Conservative portfolio goals − Minimize exposure to market volatility − Preservation of capital − Ready access to cash • Provided 200 days of liquidity as of September 30, 2017 Farmer Mac also has $1.5 billion line of credit with U.S. Treasury • Supports Farmer Mac’s guarantee obligations • Farmer Mac has never used this line of credit Cash & Equiv. 14% Guar. by GSEs and U.S. Gov't Agencies 85% Asset- Backed Securities 1% Liquidity Portfolio APPENDIX – FARMER MAC 40 AS OF SEPTEMBER 30, 2017

FARMER MAC Interest Rate Risk Match fund asset purchases with liabilities that have similar interest rate characteristics • Duration and convexity matching • Coupon type • Reset frequency Manage pre-payment risk on mortgages • Issue a portfolio of callable and bullet debt across spectrum of maturities to obtain the appropriate match • Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps or other derivatives Perform regular stress testing and disclose a variety of sensitivity measures • Duration Gap • Market Value of Equity (MVE) Sensitivity • Net Effective Spread (NES) Sensitivity • Measure these sensitivities’ impact on various capital metrics APPENDIX – FARMER MAC 41

FARMER MAC Funding Finance asset purchases with proceeds of debt issuances • 20+ dealers • Match-funding provides for stable net effective spread and immaterial interest rate risk Farmer Mac’s debt securities carry privileges for certain holders • 20% capital risk weighting • Eligible collateral for Fed advances • Legal investments for federally supervised financial institutions (banks, etc.) APPENDIX – FARMER MAC 42 Debt Securities Trade at Narrow Spreads to Comparable Maturity Treasuries MATURITY (YEARS) 1 3 5 10 SPREAD TO TREASURY (AS OF SEPTEMBER 30, 2017) 6 bps 16 bps 16 bps 47 bps

FARMER MAC

Financing Rural America®

Equity Capital Structure

		NYSE Ticker	Dividend Yield	Shares Outstanding
COMMON STOCK	**CLASS A VOTING COMMON STOCK** • Ownership restricted to non-Farm Credit System financial institutions	AGM.A	1.92%[1]	1.0 million
	CLASS B VOTING COMMON STOCK • Ownership restricted to Farm Credit System institutions	--	--	0.5 million
	CLASS C NON-VOTING COMMON STOCK • No ownership restrictions	AGM	1.98%[1]	9.1 million
PREFERRED STOCK	**SERIES A NON-CUMULATIVE PREFERRED STOCK** • Option to redeem at any time on or after January 17, 2018 • Redemption Value: $25 per share	AGM.PR.A	5.875%[2]	2.4 million
	SERIES B NON-CUMULATIVE PREFERRED STOCK • Option to redeem at any time on or after April 17, 2019 • Redemption Value: $25 per share	AGM.PR.B	6.875%[2]	3.0 million
	SERIES C FIXED-TO-FLOATING RATE NON-CUMULATIVE PREFERRED STOCK • Option to redeem at any time on or after July 18, 2024 • Redemption Value: $25 per share	AGM.PR.C	6.000%[2]	3.0 million

[1] Common stock dividend annualized divided by quarter-end closing price
[2] Par value of annual dividend

APPENDIX – FARMER MAC

43

Appendix – Agricultural Industry

FARMER MAC $48 $51 $55 $39 $61 $87 $79 $57 $70 $78 $62 $77 $114 $96 $124 $93 $81 $62 170 179 279 50 100 150 200 250 300 350 $0 $20 $40 $60 $80 $100 $120 $140 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 IN D E X $ I N B IL L IO N S Nominal Farm Income Grain Index Livestock Index Export Change Index (1) (2) (2) (1) Farm Income and Related Trends (1) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (2) Source: USDA, National Agricultural Statistics Service; Indexed to 1999 as 100. APPENDIX – AGRICULTURAL INDUSTRY 45

FARMER MAC Ag Land Value and Leverage Trends $1.0 $1.1 $1.2 $1.2 $1.3 $1.3 $1.6 $1.8 $2.0 $2.2 $2.1 $2.2 $2.3 $2.5 $2.7 $3.0 $3.0 $3.0 $48 $51 $55 $39 $61 $87 $79 $57 $70 $78 $62 $77 $114 $96 $124 $93 $81 $62 $0 $20 $40 $60 $80 $100 $120 $140 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ IN B IL L IO N S A V E R A GE L A N D V A L U E $ I N T H O U S A N D S /A C R E Ag Land Values Land Value Nominal Farm Income Average 12.7% 9% 10% 11% 12% 13% 14% 15% 16% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 D E B T TO A S S E T R A T IO ( % ) Leverage Debt to Asset Ratio Average (1) Source: USDA, National Agricultural Statistics Service, nominals dollars, (as of August 2017); includes all farm and pasture land, irrigated and non-irrigated. (2) Source: USDA, Economic Research Service, nominal dollars (as of February 2017). (1) (2) (2) APPENDIX – AGRICULTURAL INDUSTRY 46

FARMER MAC USDA – Key 2017 Forecasts Demand for U.S. agricultural products to increase • Demographic trends and a stabilizing global economy contributing to growth • Lower commodity prices stimulating quantity demanded • Total U.S. export values to increase 8% to $139.8 billion led by greater interest in livestock, poultry, and dairy exports – U.S. dollar has weakened 8% year-to-date, as measured by the U.S. dollar index – Weakening U.S. dollar has enhanced competitiveness of U.S. exports U.S. farm income to rise approximately 3% to $63.4 billion in 2017 • Grain prices remain range-bound at lower levels, but prices in the last quarter of the year will reflect this year’s harvest • Despite increased production, livestock prices have been higher than the USDA’s initial projections so far in 2017 • Input costs are stable to modestly declining – Increasing labor, interest, and fuel costs largely offset by declines in feed, animal, seed, and fertilizer costs Average U.S. ag land values expected to stay flat to slightly higher • Average inflation-adjusted U.S. agricultural real estate values decreased 1.6% in 2016 • Declining land values in the Corn Belt have weakened slightly in 2017 – USDA data shows year-over-year increases in Iowa and Wisconsin • Rest of U.S. remains stable to increasing – demand steady in non-grain producing regions – Quickest growth seen in Pacific and Southern states U.S. agricultural mortgage market forecast to grow 7.5% in 2017 APPENDIX – AGRICULTURAL INDUSTRY 47 (1) Source: USDA, National Agricultural Statistics Service, nominal dollars (as of August 2017). (2) Source: USDA, Economic Research Service, nominal dollars (as of August 2017). (3) Source: USDA, World Agricultural Supply and Demand Estimates Report, nominal dollars (as of August 2017). (4) Source: USDA, Economic Research Service Trade Outlook (as of August 2017). (1) (2) (3) (4)